UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 3, 2021

VG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39587

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York, 10012

(Address of principal executive offices, including zip code)

+1 (212) 497-9050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	VGAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGAC WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VGAC.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). The SEC Staff Statement, among other things, discussed potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies, and similar to terms contained in the Warrant Agreement, dated October 1, 2020 (the “Warrant Agreement”), between VG Acquisition Corp. (the “Company” or “VGAC”) and Continental Stock Transfer & Trust Company, as warrant agent.

In light of the SEC Staff Statement, the Company reevaluated the accounting treatment of (i) the 16,951,666 redeemable warrants (the “Public Warrants”) that were included as part of the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 8,113,999 private placement warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period being reported in earnings. While the Company has not generated any operating revenues to date and does not expect to generate any operating revenues until after completion of its initial business combination, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 2, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management and the audit committee, concluded that it is appropriate to restate certain items in (i) the Company’s previously issued audited balance sheet dated as of October 6, 2020, which was related to the Company’s IPO, and (ii) the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from February 19, 2020 (inception) through December 31, 2020 (the “Relevant Period”). Considering such restatement, such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K for the fiscal period year ended December 31, 2020, which will include the restated audited financial statements for the Relevant Period.

Management has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent auditors.

Going forward, unless the Company amends the terms of the Warrants, the Company expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company or 23andMe, Inc. (“23andMe”). For example, statements about the expected timing of the completion of the business combination, the benefits of the business combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of 23andMe are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by VGAC and its management, and 23andMe and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against VGAC, 23andMe, the combined company or others following the announcement of the business combination; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of VGAC or to satisfy other conditions to closing, including the satisfaction of the minimum trust account amount following any redemptions; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of 23andMe as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that 23andMe or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of 23andMe; (12) the 23andMe business is subject to significant governmental regulation; (13) the 23andMe business may not successfully expand into other markets; and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in VGAC’s registration statement on Form S-1, which was filed with the SEC on October 1, 2020, Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and set forth in the registration statement on Form S-4 (the “Registration Statement”) filed by VGAC with the SEC in connection with the business combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither VGAC nor 23andMe undertakes any duty to update these forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of VG Acquisition Corp. for their consideration. VG Acquisition Corp. has filed the Registration Statement with the SEC which includes a preliminary proxy statement and will include a definitive proxy statement to be distributed to VG Acquisition Corp.’s shareholders in connection with VG Acquisition Corp.’s solicitation for proxies for the vote by VG Acquisition Corp.’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to 23andMe’s equityholders in connection with the completion of the proposed business combination. After the Registration Statement has been declared effective, VG Acquisition Corp. will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. VG Acquisition Corp.'s shareholders and other interested persons are advised to read the Extension Proxy Statement, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with VG Acquisition Corp.'s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about VG Acquisition Corp., 23andMe and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive Extension Proxy Statement or proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by VG Acquisition Corp., without charge, at the SEC's website located at www.sec.gov or by directing a request to 65 Bleecker Street, 6th Floor, New York, New York, 10012 or vgacquisition.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

VGAC and its directors and executive officers may be deemed participants in the solicitation of proxies from VGAC’s shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in VGAC is contained in VGAC’s registration statement on Form S-1, which was filed with the SEC on October 1, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to VG Acquisition Corp., 65 Bleecker Street, 6th Floor New York, New York 10012. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the business combination when available.

23andMe and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of VGAC in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the business combination when available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2021

VG ACQUISITION CORP.

By:	/s/ Evan Lovell
Name: Evan Lovell
Title: Chief Financial Officer